Financial Instruments and Fair Value Disclosures	6 Months Ended
Jun. 30, 2026
Financial Instruments and Fair Value Disclosures [Abstract]
Financial Instruments and Fair Value Disclosures
11.	Financial Instruments and Fair Value Disclosures

The carrying values of temporary cash investments, accounts receivable and accounts payable approximate their fair value due to the short-term nature of these financial instruments. The fair values of long-term bank loans approximate the recorded values, due to their variable interest rates. The fair value of the Series A warrants’ liability is measured at each reporting period end and at each settlement date, as discussed above (Note 9). The Company is exposed to interest rate fluctuations associated with its variable rate borrowings and its objective is to manage the impact of such fluctuations on earnings and cash flows of its borrowings. Currently, the Company does not have any derivative instruments to manage such fluctuations.

As of June 30, 2026, the fair value of the Company’s Bonds, which are listed in the Oslo Stock Exchange (Note 7), was $155,475. The fair value was determined using quoted market prices for the Bonds in a market that is not considered active (Level 2 of the fair value hierarchy).

No Series A Warrants were exercised during the six months ended June 30, 2026, or during the year ended December 31, 2025. For the fair value determination on a recurring basis of the Series A warrants refer to Note 9.